EXHIBIT 32

                           Section 1350 Certifications

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of TransNet Corporation (the "Company") hereby certify to such officer's knowledge that:

     1) The Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial conditions and results of operations of the Company.

         /S/ STEVEN J. WILK
         ------------------
         Steven J. Wilk
         Chief Executive Officer

          Date:  February 13, 2004

         /S/ JOHN J, WILK
         ------------------
         John J. Wilk
         Chief Financial Officer

         Date:  February 13, 2004